UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 17, 2023

GD Culture Group Limited

(Exact name of Company as specified in charter)

Nevada	001-37513	47-3709051
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

c/o GD Culture Group Limited

22F - 810 Seventh Avenue,

New York, NY 10019

(Address of Principal Executive Offices) (Zip code)

+1-347-2590292

(Company’s Telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	GDC	Nasdaq Capital Market

Item 1.01 Entry into a Material Definitive Agreement.

As previously reported, on October 31, 2023, GD Culture Group Limited (the “Company”) entered into a securities purchase agreement (the “Securities Purchase Agreement”), pursuant to which the Company sold an aggregate of 1,436,253 shares of common stock of the Company, par value $0.0001 per share, (ii) pre-funded warrants to purchase up to an aggregate of 1,876,103 shares of common stock (the “Pre-Funded Warrants”), and (iii) registered warrants to purchase up to an aggregate of 3,312,356 shares of common stock (the “Registered Warrants”) to certain purchasers (the “Purchasers”). The purchase price of each Common Share is $3.019. The purchase price of each Pre-funded Warrant is $3.018, which equals the price per Common Share being sold in the offering, minus $0.001. The Pre-funded Warrants will be exercisable immediately after issuance and will expire five (5) years from the date of issuance. The Registered Warrants will be exercisable immediately and will expire five (5) years from the date of issuance. The offering was made pursuant to a shelf registration statement on Form S-3 (No. 333-254366), which was declared effective by the U.S. Securities and Exchange Commission on March 26, 2021, and a related prospectus supplement. The transaction was completed on November 3, 2023.

Amendment

On November 17, 2023, the Company entered into an amendment to the Securities Purchase Agreement with the Purchasers, pursuant to which Exhibit B to the Securities Purchase Agreement (form of Registered Warrants) was deleted and replaced with an amended and restated the Form of Registered Warrant, to remove Section 2(b) Adjustment Upon Issuance of Common Stock and Section 2(e) Other Events.

The Registered Warrants that were issued to Purchasers under the Securities Purchase Agreement were returned to and cancelled by the Company on November 17, 2023. Concurrently, the Company issued amended and restated Registered Warrants to each Purchaser.

A copy of the amendment to the Securities Purchase Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The form of amended and restated form of Registered Warrants is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing descriptions of the terms of the amendment to the Securities Purchase Agreement and the amended and restated form of Registered Warrants do not purport to be complete descriptions of the rights and obligations thereunder and are qualified in their entirety by reference to such exhibits.

Item 9.01. Financial Statements and Exhibits

Exhibit Number	Description of Exhibit
4.1	Form of Amended and Restated Form of Registered Warrants
10.1	Form of Amendment to the Securities Purchase Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GD CULTURE GROUP LIMITED

Date: November 17, 2023	By:	/s/ Xiaojian Wang
	Name:	Xiaojian Wang
	Title:	Chief Executive Officer, President and Chairman of the Board

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